Property and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
Note 10 — Property and Equipment

Property and equipment, net consisted of the following:

	December 31, 2013	December 31, 2012
Medical equipment	$1,278,681	$3,033,792
Office equipment	86,001	87,163
Manufacturing equipment	307,971	303,143
Leasehold improvements	390,911	390,911
	2,063,564	3,815,009
Less accumulated depreciation and amortization	(1,144,095)	(1,374,928)
	$919,469	$2,440,081

As a result of the Arthrex Agreement discussed in Note 5, Angel centrifuges are now classified as “Inventory” in the accompanying consolidated balance sheets, whereas they were previously classified as “Property and equipment”.

For the year ended December 31, 2013 depreciation expense and amortization was approximately $726,000, of which $299,000 was reported as research, development, trials and studies, and $310,000 were reported as cost of sales.

For the year ended December 31, 2012 depreciation expense and amortization was approximately and $823,404, of which $287,000 was reported as research, development, trials and studies, and $446,000 were reported as cost of sales.

The net book value of property and equipment disposed was approximately $1,543,000 in 2013 (which includes approximately $1,295,000 of existing placed Angel centrifuges sold under the Arthrex Agreement) and $554,000 in 2012. The disposal of property and equipment was primarily due to the sale of centrifuges.